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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported):                                    August 1, 2000
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                           NEXTEL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


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              WASHINGTON                            333-26649                              91-1671412
     (State or other jurisdiction                  (Commission                          (I.R.S. Employer
           of incorporation)                       File Number)                        Identification No.)
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                10700 PARKRIDGE BOULEVARD, SUITE 600, RESTON, VIRGINIA                              20191
                       (Address of principal executive offices)                                  (Zip Code)
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Registrant's telephone number, including area code:                    (703) 433-4000
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          (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS.

      On August 1, 2000, we issued a press release announcing the completion of a private placement of $650 million in aggregate principal amount of our 12.75% Senior Serial Notes due 2010, which were sold at a discount of 98.622% of their aggregate principal amount to produce a yield to stated maturity of 13%. A copy of this press release is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

      This transaction generated approximately about $624 million in net proceeds. Cash interest on the principal amount of the Senior Serial Notes is payable semi-annually in arrears in cash on February 1 and August 1 of each year, commencing February 1, 2001 at a rate of 12.75% per annum. The Senior Serial Notes are redeemable at our option commencing August 1, 2005 at specified redemption prices plus accrued interest. The Senior Serial Notes rank equally with all of our unsubordinated and unsecured indebtedness. We intend to use the net proceeds from this offering to finance network expansion, acquisitions of additional spectrum, working capital needs or debt service requirements or for other general corporate purposes.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.
                  NOT APPLICABLE

            (b)   PRO FORMA FINANCIAL INFORMATION.
                  NOT APPLICABLE

            (c)          EXHIBITS.

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
         Exhibit No          Exhibit Description
         ----------          -------------------
         4.1                      Indenture, dated as of August 1, 2000, by and between Nextel International,
                                  Inc. and The Bank of New York, as Trustee, relating to the 12.75% Senior
                                  Serial Notes due 2010

         4.2                      Registration Rights Agreement, dated as of August 1, 2000, by and between
                                  Nextel International, Inc. and the placement agents named therein relating to the 12.75% Senior Serial Notes due 2010

         99.1                     Press Release issued August 1, 2000
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NEXTEL INTERNATIONAL, INC.


Date: August 1, 2000            By: /s/ Thomas J. Sidman
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                                    Vice President


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                                  EXHIBIT INDEX

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
      Exhibit No          Exhibit Description
      ----------          -------------------
      4.1                    Indenture, dated as of August 1, 2000, by and between
                             Nextel International, Inc. and The Bank of New York, as Trustee, relating to the 12.75% Senior Serial Notes due 2010

      4.2                    Registration Rights Agreement, dated as of August 1,
                             2000, by and between Nextel International, Inc. and
                             the placement agents named therein relating to the 12.75%
                             Senior Serial Notes due 2010

      99.1                   Press Release issued August 1, 2000
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